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                                                            Exhibit   23.1









                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 11, 1997, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Waterlink, Inc. for the registration of 430,000 shares of its common stock.



                                        /s/ Ernst & Young LLP
                                        ERNST & YOUNG LLP



Canton, Ohio
February 2, 1998